Ex-10.7


















                              AMENDED AND RESTATED
                               MORTGAGE.COM, INC.
                                STOCK OPTION PLAN




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                              AMENDED AND RESTATED
                               MORTGAGE.COM, INC.
                                STOCK OPTION PLAN

                                Table of Contents
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Article 1 Purpose.................................................................................................1

Article 2 Definitions.............................................................................................1

         2.1 Affiliate............................................................................................1

         2.2 Award................................................................................................1

         2.3 Award Agreement......................................................................................1

         2.4 Board................................................................................................1

         2.5 Code.................................................................................................1

         2.6 Committee............................................................................................1

         2.7 Director.............................................................................................2

         2.8 Employee.............................................................................................2

         2.9 Exchange Act.........................................................................................2

         2.10 Fair Market Value...................................................................................2

         2.11 Incentive Stock Option..............................................................................2

         2.12 IPO.................................................................................................2

         2.13 Non-Employee Director...............................................................................2

         2.14 Non-Employee Advisor................................................................................2

         2.15 Non-Qualified Stock Option..........................................................................3

         2.16 Option..............................................................................................3

         2.17 Participant.........................................................................................3

         2.18 Performance Target..................................................................................3

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         2.19 Plan................................................................................................3

         2.20 Shares..............................................................................................3

         2.21 Ten Percent Shareholder.............................................................................3

Article 3 Administration..........................................................................................4

         3.1 Board of Directors...................................................................................4

         3.2 Committee............................................................................................4

         3.3 Administration Following the IPO.....................................................................4

         3.4 Indemnification......................................................................................5

Article 4 Shares..................................................................................................5

         4.1 Number of Shares Available...........................................................................5

         4.2 Shares Subject to Terminated Awards..................................................................5

         4.3 Adjustments..........................................................................................5

Article 5 Stock Options...........................................................................................6

         5.1 Grant of Option......................................................................................6

         5.2 Exercise Price.......................................................................................6

         5.3 Exercisability.......................................................................................6

         5.4 Method of Exercise...................................................................................7

         5.5 Incentive Stock Options..............................................................................7

         5.6 Incentive Stock Option Limitations...................................................................7

         5.7 Delivery of Financial Statements.....................................................................8

Article 6 Other Share-Based Awards................................................................................8

         6.1 Grant of Other Awards................................................................................8

Article 7 Terms Applicable to All Awards Granted Under the Plan...................................................8

         7.1 Award Agreement......................................................................................8

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         7.2 Awards May Be Granted Separately or Together; No Limitations on Other Awards.........................8

         7.3 Acceleration.........................................................................................9

         7.4 Limitations on Transfer of Awards....................................................................9

         7.5 Taxes................................................................................................9

         7.6 Rights and Status of Recipients......................................................................9

         7.7 Awards Not Includable for Benefit Purposes..........................................................10

         7.8 Share Certificates; Representation by Participants; Registration Requirements.......................10

Article 8 Amendment and Termination; Shareholder Approval........................................................10

         8.1 Amendment...........................................................................................10

         8.2 Termination.........................................................................................11

         8.3 Shareholder Approval................................................................................11

Article 9 General Provisions.....................................................................................11

         9.1 Effective Date of the Plan..........................................................................11

         9.2 Unfunded Status of Plan.............................................................................11

         9.3 Miscellaneous.......................................................................................11
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                              AMENDED AND RESTATED
                               MORTGAGE.COM, INC.
                                STOCK OPTION PLAN

Article 1                  Purpose

         The purpose of the Amended and Restated Mortgage.com, Inc. Stock Option Plan ("Plan") is to assist Mortgage.com, Inc. (the "Company"), together with any successor thereto, and its Affiliates in attracting and retaining highly competent individuals to serve as Employees, Directors and Non-Employee Advisors who will contribute to the Company's success, and in motivating such persons to achieve long-term objectives which will inure to the benefit of all shareholders of the Company.

Article 2                  Definitions

         2.1 Affiliate means (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code (or any successor provision), or (b) any corporation that is defined as a parent corporation in Section 424(e) of the Code (or any successor provision).

         2.2 Award means any award made under the Plan.

         2.3 Award Agreement means a written agreement or other document specifically setting forth the terms and conditions of an Award.

         2.4 Board means the Board of Directors of the Company.

         2.5 Code means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular section of the Code shall include any subsequently enacted successor provision thereto.

         2.6 Committee means a committee composed of not less than two Directors appointed by the Board. On and after the IPO, the Committee means the Compensation Committee of the Board, each member of which shall qualify as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and as an "outside director" under Section 162(m) of the Code.

         2.7 Director means a member of the Board.

         2.8 Employee means any officer or other employee of the Company or of any Affiliate.

         2.9 Exchange Act means the Securities Exchange Act of 1934, as amended.

         2.10 Fair Market Value means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods as shall be established from time to time by the Board; provided, however, that after the IPO, the Fair Market Value of a Share on the date in question shall mean the average of the high and low prices of a Share on such date on the principal exchange on which the Shares are then traded or, if no such sale shall have been made on that date, then on the last preceding day on which there was such a sale.

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         2.11 Incentive Stock Option means an Option designated as an incentive stock option as defined in Code Section 422.

         2.12 IPO means the date on which the Shares of the Company's voting common stock are first sold to the public pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended.

         2.13 Non-Employee Director means a Director who is not an Employee but is in a position to make a significant contribution to the management, growth, or profitability of the business of the Company or any Affiliate, as determined by the Board.

         2.14 Non-Employee Advisor means any consultant or independent contractor or principal of a consultant or independent contractor who is not an Employee but is in a position to make a significant contribution to the management, growth, or profitability of the business of the Company or any Affiliate, as determined by the Board.

         2.15 Non-Qualified Stock Option means an Option that is not an Incentive Stock Option.

         2.16 Option means any option to purchase Shares granted pursuant to the Plan.

         2.17 Participant means any Employee, any Non-Employee Director, or any Non-Employee Advisor designated by the Board as receiving an Award.

         2.18 Performance Target means a target established by the Committee with respect to an Award granted on and after the IPO, which target may relate to revenues, earnings per share, return on shareholder equity, return on average total capital employed, return on net assets employed before interest and taxes, economic value added and/or, in the case of Participants who are not subject to
Section 16 of the Exchange Act, such other targets as may be established by the Committee in its discretion.

         2.19 Plan means the Mortgage.com, Inc. Stock Option Plan as set forth herein, and as the same may be amended from time to time.

         2.20 Shares mean the shares of common stock of the Company, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4.3 of the Plan.

         2.21 Ten Percent Shareholder means a person owning (or deemed to own) common stock of the Company or an Affiliate possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate as defined in Section 422 of the Code.

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Article 3                  Administration

         3.1 Board of Directors. Subject to Section 3.3, the Plan shall be administered by the Board. Subject to the terms of the Plan and applicable law, the Board shall have full power and sole authority to: (i) designate persons to be Participants; (ii) determine the type, amount, duration, and other terms and conditions of Awards to be granted to each Participant (including whether, to what extent, and under what circumstances Awards may be exercised in cash, Shares, or other property); (iii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (iv) waive any conditions or other restrictions with respect to any Award (including, without limitation, conditions regarding the vesting or exercise of an Option);
(v) amend, alter, suspend, discontinue, or terminate any Award, prospectively or retroactively, provided that no such action shall impair the rights of any Participant without his or her consent except as provided in Section 4.3, and correct any defect, supply any omission, or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Board, may be made at any time, and shall be final, conclusive, and binding upon all persons. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered to disqualify any outstanding Incentive Stock Options under Section 422 of the Code without the consent of the Participant(s) affected.

         3.2 Committee. Subject to Section 3.3, the Committee shall review and make recommendations to the Board as to all matters in respect of the administration of the Plan, including those matters set forth in Section 3.1 above.

         3.3 Administration Following the IPO. Following the IPO, the Plan shall be administered by the Committee which shall have all the responsibilities and powers granted to the Board pursuant to Section 3.1, and any reference herein to the Board shall include the Committee. If at any time the Committee shall not be in existence after the IPO, the Board shall administer the Plan. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, other than with respect to Participants who are subject to Section 16 of the Exchange Act. To the extent the Committee has delegated any of its authority and responsibility, references to the Committee herein shall include such other person or persons as appropriate.

         3.4 Indemnification. No member or former member of the Board or the Committee shall be liable for any action or inaction or determination made in good faith with respect to the Plan or any Award. To the maximum extent permitted by applicable law and by the Company's Articles of Incorporation and Bylaws, each such person shall be indemnified and held harmless by the Company against any cost or expense and liability (including any sum paid in settlement of a claim with the approval of the Company), arising out of any act or omission to act in connection with the Plan. Costs and expenses to be indemnified hereunder shall include reasonable attorney's fees and expenses as incurred, provided that the person being indemnified agrees to repay in full amounts advanced hereunder in the event of a final determination by a court that such person is not entitled to indemnification hereunder.

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Article 4                  Shares

         4.1 Number of Shares Available. Subject to Section 4.3, the maximum number of Shares as to which Awards may be granted is 3,000,000 Shares; provided, however, that in no event may Incentive Stock Options be granted for the purchase of more than 2,940,000 Shares; and provided further that no Employee may be granted Awards following the IPO for more than 300,000 Shares during any three year period. At no time prior to the IPO shall the total number of Shares issuable upon exercise of all outstanding Options and the total number of shares provided for under any stock bonus or similar plan of the Company, if any, exceed 30% of the then outstanding Shares of the Company (including convertible preferred stock on an as if converted basis), unless a higher percentage is approved by at least two thirds of the outstanding shares entitled to vote. The Shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued common stock or treasury stock.

         4.2 Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of expired Options may again be subject to new Awards. In the event the exercise price of an Option is paid in whole or in part through the delivery of Shares, the gross number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan.

         4.3 Adjustments. In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is, in the judgment of the Board, appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares subject to the Plan and which thereafter may be made the subject of Awards, (ii) the number and type of shares subject to outstanding Awards, and
(iii) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provisions for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, in the event the Company or any Affiliate shall assume outstanding awards or the right or obligation to make future awards in connection with the acquisition of another business or another corporation or business entity, the Board may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards granted to Participants as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted to Participants. The Board also may make such other adjustments as it deems necessary to take into consideration any other event (including accounting changes) if the Board determines that such adjustment is appropriate to avoid distortion in the operation of the Plan.

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Article 5                  Stock Options

         5.1 Grant of Option. The Board is hereby authorized to grant (i) Incentive Stock Options and Non-Qualified Stock Options to Employees, (ii) Non-Qualified Stock Options to Non-Employee Directors, and (iii) Non-Qualified Stock Options to Non-Employee Advisors, in each case with such terms and conditions not inconsistent with the provisions of the Plan, as the Board shall determine.

         5.2 Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Board at the time of grant; provided that the exercise price of an Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Share on the date of grant; and provided further that the exercise price of an Incentive Stock Option granted to a Ten Percent Shareholder, shall be not less than 110% of the Fair Market Value of a Share on the date of grant. On and after the IPO, the exercise price of any Option that is intended to qualify as performance-based compensation pursuant to Code
Section 162(m), as determined by the Committee, shall be not less than 100% of the Fair Market Value of a Share on the date of grant, unless the exercise of such Option is subject to a Performance Target. To the extent permitted by applicable law, grants of nonqualified stock options made by the Board in connection with the initial public offering of Shares may have an exercise price equal to the initial price to the public per Share on the IPO, without regard to whether that price differs from the Fair Market Value on the date of grant.

5.3               Exercisability.

         (a) Except as provided in subsection (b) hereof, an Option Award may contain such Performance Targets and waiting periods, and shall become exercisable in such manner and within such period or periods and in such installments or otherwise, as shall be determined by the Board of Directors.

         (b) With respect to Options granted prior to the IPO to Participants who are residents of California:

                           (1)      Options shall become exercisable at a
                                    rate of at least 20% per year over five
                                    years from the date the Option is granted, subject to reasonable conditions such as continued employment with the Company.

                           (2) Unless employment is terminated for cause as defined by applicable law or the Option Award or a contract of employment, the right to exercise in the event of termination of employment, to the extent that the Participant is otherwise entitled to exercise on the date employment terminates, shall be (i) at least six months from the date of termination if termination was

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                                    caused by death or disability, and (ii) at
                                    least thirty days from the date of
                                    termination if termination was caused by some reason other than death or disability;

                           (3) An exercise period of not more than 120 months from the date the Option is granted shall be provided.

         This provision is intended to comply with Rule 260.140.41(f) promulgated under the California Corporate Securities Law of 1968, and that if such Rule be repealed, this provision shall be of no more effect. Options granted on or after the IPO shall not be subject to the provisions of this subsection (b).

         5.4 Method of Exercise. The Board shall determine the method by which, and the form (including, without limitation, cash, Shares, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price), in which payment of the Option exercise price may be made including, on and after the IPO, payment in accordance with a cashless exercise program under which the Participant may deliver to the Company or its designated broker an executed irrevocable option exercise form together with instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin proceeds directly to the Company to pay the exercise price.

         5.5 Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Code
Section 422 and any regulations promulgated thereunder.

         5.6 Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any Affiliate exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any of the foregoing provisions not be necessary in order for the Options to quality as Incentive Stock Options, or should any additional provisions be required, the Board may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company, except as otherwise required by law.

         5.7 Delivery of Financial Statements. Prior to the IPO, the Company shall deliver annually to each Participant such financial statements of the Company as may be required under applicable federal and state securities laws.

Article 6                  Other Share-Based Awards

         6.1 Grant of Other Awards. Other Awards, in the form of, valued in whole or in part by reference to, or otherwise based on, Shares, including but not limited to stock appreciation rights and restricted stock, may be granted either alone or in addition to or in conjunction with other Awards in such amounts and having such terms and conditions as the Board may determine. Notwithstanding the foregoing, if the Committee determines that any Award granted on and after the IPO shall qualify as performance-based compensation under Section 162(m) of the Code, the vesting, exercise or lapse of restrictions of such Award shall be contingent upon the Participant's achievement of a Performance Target or Targets, and the grant of such Award and the establishment of the Performance Targets by the Committee shall be made during the period required under Section 162(m) of the Code.

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Article 7                  Terms Applicable to All Awards Granted Under the Plan

         7.1 Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Board expressly granting the Award to such person and containing provisions setting forth the terms of the Award. If there is any conflict between the provisions of an Award Agreement and the terms of the Plan, the terms of the Plan shall control.

         7.2 Awards May Be Granted Separately or Together; No Limitations on Other Awards. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate, and the terms and conditions of an Award need not be the same with respect to each Participant.

         7.3 Acceleration. The Board is authorized to accelerate the exercisability of any Option or the vesting of any Award in its discretion, including, without limitation, upon a change of control of the Company (as determined by the Board), the sale by the Company of all or substantially all its assets to an unrelated party, or the liquidation and dissolution of the Company.

         7.4 Limitations on Transfer of Awards. Except as determined otherwise by the Board, the rights and interest of a Participant under the Plan may not be assigned, alienated, sold, or transferred other than by will or the laws of descent and distribution; provided, however, that a Participant may, at the discretion of the Board, subject to compliance with applicable securities laws, and only to the extent permitted by state or federal securities laws, be entitled (i) to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Participant, and (ii) to transfer without consideration an Award other than an Incentive Stock Option to such Participant's children, grandchildren and/or spouse (or to one or more trusts for the principal benefit of any such family members or to one or more partnerships in which any such family members are the only partners). Except as determined otherwise by the Board or except to the extent that a transfer of an Award has been permitted by the Board hereunder, during the lifetime of a Participant, only the Participant personally, or if permissible under applicable law, such individual's guardian or legal representative, may exercise rights under the Plan. No Award, and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

         7.5 Taxes. The Company shall be entitled, if the Board deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company in connection with such Participant's Award, and the Company may defer issuance of the Shares upon the exercise of an Award unless indemnified to its satisfaction against any liability for any such tax. The Board may prescribe in each Award Agreement one or more methods by which the Participant will be permitted or required to satisfy his or her tax withholding obligation, which methods may include, without limitation, the payment of cash by the Participant to the Company and the withholding from the Award, at the appropriate time, of a number of Shares sufficient, based upon the Fair Market Value of such Shares, to satisfy such tax withholding requirements.

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         7.6 Rights and Status of Recipients. No person shall have any right to be granted an Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate, the grant of an Award to a Director shall not confer any right on such Director to continue as a director of the Company, and the grant of an Award to a Non-Employee Advisor shall not confer any right on such Non-Employee Advisor or a business entity of which such Non-Employee Advisor is a principal to continue as a Non-Employee Advisor.

         7.7 Awards Not Includable for Benefit Purposes. Income recognized by a Participant pursuant to the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

         7.8 Share Certificates; Representation by Participants; Registration Requirements. All certificates for Shares delivered pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and legends may be put on any such certificates to make appropriate reference to such restrictions. The Board may require each Participant to represent to the Company in writing that such Participant is acquiring Shares without a view to the distribution thereof. Each Award shall be subject to the requirement that, if at any time (i) the registration or qualification of Shares relating to such Award on any securities exchange or under any state or federal securities laws, or (ii) the approval of any securities exchange or regulatory body is necessary or desirable as a precondition thereto, the Award or the issuance of Shares in connection therewith may not be consummated unless such listing, registration, qualification or approval shall have been effected.

Article 8                  Amendment and Termination; Shareholder Approval

         8.1 Amendment. The Board may amend, alter, suspend, discontinue, or terminate the Plan at any time; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in this Article VIII) adversely affect any Award, without the consent of the Participant; and further provided, however, that shareholder approval of any amendment shall be obtained if determined by the Board and if otherwise required (i) by the Code and any rules promulgated thereunder in order to allow Incentive Stock Options to be granted under the Plan; (ii) to enable the Company to comply with the provisions of Code Section 162(m) on and after the IPO; or (iii) by the listing requirement of the principal securities exchange or market on which the Shares are then traded, if applicable.

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         8.2 Termination. The Plan shall terminate at the close of business on the tenth anniversary of the earlier of the date on which the Plan is adopted or the date on which the Plan is approved by the shareholders; provided, however, the Board shall have the right and the power to terminate the Plan at any time prior thereto. No Award shall be granted under the Plan after such termination, but such termination shall not have any other effect, and any Award outstanding at the time of such termination may be exercised after termination at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

         8.3 Shareholder Approval. If determined to be appropriate by the Committee in order for the Plan to comply with the provisions of Section 162(m) of the Code, the Plan shall be submitted for shareholder approval no later than the first shareholders meeting at which Directors are to be elected that occurs in the year containing the fourth anniversary of the IPO.

Article 9                  General Provisions

         9.1 Effective Date of the Plan. The Plan shall be effective as of the date of its adoption by the Board.

         9.2 Unfunded Status of Plan. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any right by virtue of a grant under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

         9.3 Miscellaneous. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the state of Florida and applicable federal laws. Section headings are used in the Plan for convenience only, do not constitute a part of the Plan, and shall not be deemed in any way to be relevant to the interpretation of the Plan or any provision thereof. Whenever possible, each provision in the Plan and every Award shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award shall be held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of the Plan and every other Award shall remain in full force and effect.

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